Exhibit 99.1

PRESS RELEASE

CONTACTS:

Investors: Julie Loftus Trudell Amerigroup Corporation Senior Vice President, Investor Relations (757) 321-3597 julie.trudell@amerigroup.com	News Media: Maureen C. McDonnell Amerigroup Corporation Vice President, External Communications (757) 473-2731 maureen.mcdonnell@amerigroup.com

Amerigroup to Divest Virginia Health Plan

VIRGINIA BEACH, Va. (Friday, September 28, 2012) – Amerigroup Corporation (NYSE: AGP) announced today that it has entered into a definitive agreement to sell Amerigroup Virginia, Inc. to Inova. The sale, which is conditioned on the closing of the previously announced Amerigroup and Wellpoint transaction, will divest all of Amerigroup’s managed care operations in the Commonwealth of Virginia.

As previously announced, Amerigroup and WellPoint each received a request for additional information (second request) from the United States Department of Justice (DOJ) in connection with the DOJ’s review of WellPoint’s pending acquisition of Amerigroup. The second request focuses on Amerigroup’s operations in the Commonwealth of Virginia, and both Amerigroup and WellPoint have worked and continue to work cooperatively with the DOJ staff and representatives of the Commonwealth of Virginia. The closing of the Amerigroup Virginia, Inc. transaction is subject to the receipt of customary regulatory approvals and standard closing conditions.

The sale of Amerigroup Virginia, Inc. will not require any change of terms or amendment to the WellPoint merger agreement and the sale is expected to close concurrently with the WellPoint acquisition of Amerigroup, currently expected to occur in the fourth quarter of 2012. The closing of the Amerigroup and WellPoint transaction remains subject to the receipt of certain regulatory approvals and standard closing conditions, including the approval of Amerigroup’s stockholders.

About Amerigroup Corporation

Amerigroup, a Fortune 500 Company, coordinates services for individuals in publicly funded health care programs. Currently serving more than 2.7 million members in 13 states nationwide, Amerigroup expects to expand operations to its 14th state, Kansas, as a result of previously awarded state contract. Amerigroup is dedicated to offering real solutions that improve health care access and quality for its members, while proactively working to reduce the overall cost of care to taxpayers. Amerigroup accepts all eligible people regardless of age, sex, race or disability. For more information, please visit www.amerigroup.com.

About Amerigroup Virginia, Inc.

Amerigroup Virginia, Inc. is a wholly owned subsidiary of Amerigroup Corporation. As of September 1, 2012, Amerigroup Virginia, Inc. serves approximately 55,000 Temporary Assistance for Needy Families, Children’s Health Insurance Program and Supplemental Security Income/Aged, Blind and Disabled members through the Medallion II and Family Access to Medical Insurance Security programs.

4425 CORPORATION LANE • VIRGINIA BEACH, VIRGINIA 23462 • 757-490-6900

Amerigroup Virginia, Inc. began operations in 2005, and it currently serves 58 cities and counties in the Commonwealth of Virginia.

About Inova

Inova is a not-for-profit health care system located in the Washington, D.C. metropolitan area, serving over two million people with over 1,700 licensed beds based in Northern Virginia. Inova consists of five hospitals including the area’s only Level 1 Trauma Center and Level 3 Neonatal Intensive Care unit. Inova encompasses many health services including the nationally and internationally recognized Inova Heart and Vascular Institute (IHVI), Inova Translational Medicine Institute (ITMI) on genomics, Inova Neuroscience Institute and Inova Children’s Hospital. Inova’s mission is to improve the health of the diverse community it serves through excellence in patient care, education and research. More information and statistics about Inova is at www.inova.org.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “should”, “estimates”, “intends”, “plans” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to obtain regulatory approval or consummate the sale of Amerigroup Virginia, Inc., the failure to receive, on a timely basis or otherwise, the required approvals by Amerigroup’s stockholders and government or regulatory agencies related to the WellPoint transaction; the risk that a condition to closing of the proposed WellPoint transaction may not be satisfied; Amerigroup’s and WellPoint’s ability to consummate the merger; the ability of Amerigroup to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the WellPoint transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Amerigroup and WellPoint operate, as detailed from time to time in each of Amerigroup’s and WellPoint’s reports filed with the Securities and Exchange Commission (the “SEC”). There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in Amerigroup’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and Item 1.A in Amerigroup’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, as amended. Amerigroup cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Amerigroup or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Amerigroup undertakes no obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

4425 CORPORATION LANE • VIRGINIA BEACH, VIRGINIA 23462 • 757-490-6900

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Amerigroup and WellPoint. The proposed transaction will be submitted to the stockholders of Amerigroup for their consideration. In connection with the proposed transaction, Amerigroup filed a definitive proxy statement with the SEC on August 30, 2012. Amerigroup and WellPoint may file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION IN ITS ENTIRETY AND TO READ ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement was mailed to Amerigroup’s stockholders beginning on or about August 31, 2012. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Amerigroup by going to Amerigroup’s Investor Relations website page by clicking the “Investors” link at www.amerigroup.com or by sending a written request to Amerigroup’s Secretary at Amerigroup Corporation, 4425 Corporation Lane, Virginia Beach, Virginia 23462, or by calling the Secretary at (757) 490-6900.

Interests of Participants

Amerigroup and WellPoint and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Amerigroup in connection with the proposed transaction. Information regarding Amerigroup’s directors and executive officers is set forth in Amerigroup’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 27, 2012 and February 24, 2012, respectively. Information regarding WellPoint’s directors and executive officers is set forth in WellPoint’s proxy statement for its 2012 annual meeting of shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 2, 2012 and February 22, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction is contained in the definitive proxy statement filed by Amerigroup with the SEC on August 30, 2012.

4425 CORPORATION LANE • VIRGINIA BEACH, VIRGINIA 23462 • 757-490-6900